Exhibit 99.1

GenOn May 24, 2018 2021/2022 PJM Capacity Auction Results

Safe Harbor 2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, our strategic growth strategies, GenOn’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions. Although GenOn believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated herein include, among others, our ability to complete the transactions contemplated by our plan of organization and to emerge from bankruptcy, general economic conditions, hazards customary in the power production industry and power generation operations, weather conditions (including wind and solar conditions), competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulations, the condition of capital markets generally, our ability to borrow funds and access capital markets, unanticipated outages at our generation facilities, adverse results in current and future litigation, failure to identify, execute or successfully implement acquisitions, repowerings or asset sales, our ability to implement value enhancing improvements to plant operations and companywide processes, the inability to maintain or create successful partnering relationships, our ability to operate our businesses, our ability to retain customers, our ability to realize value through our commercial operations strategy and our ability to execute our capital allocation plan. GenOn undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause GenOn’s actual results to differ materially from those contemplated in the forward-looking statements included in this presentation should be considered in connection with information regarding risks and uncertainties that may affect GenOn’s future results included its filings with the Securities and Exchange Commission at www.sec.gov.

PJM Capacity Clears: GenOn 3 1 Average Price ($/MW-day) can vary from stated BRA cleared auction price due to MWs purchased or sold in incremental auctions PJM Region Planning Year Average Price ($/MW-day)1 MWs Cleared Average Price ($/MW-day)1 MWs Cleared Base Product Capacity Performance Product MAAC 2018-2019 $149.98 9 $164.77 2,122 2019-2020 $80.00 9 $100.00 1,988 2020-2021 $86.04 2,216 2021-2022 $140.00 2,193 EMAAC 2018-2019 $210.63 91 $225.42 424 2019-2020 $99.77 103 $119.77 414 2020-2021 $187.87 496 2021-2022 $165.73 594 PEPCO 2018-2019 $149.98 58 $164.77 3,801 2019-2020 NA NA $100.00 3,814 2020-2021 $86.04 3,824 2021-2022 $140.00 4,081 ATSI 2018-2019 $149.98 57 $164.77 681 2019-2020 $80.00 2 $100.00 550 2020-2021 $76.53 230 2021-2022 $171.33 908 RTO 2018-2019 $182.04 199 $164.77 495 2019-2020 $80.00 191 NA NA 2020-2021 $76.53 307 2021-2022 $140.00 718 Net Total 2018-2019 $178.69 414 $168.19 7,522 2019-2020 $86.67 305 $101.21 6,766 2020-2021 $92.45 7,073 2021-2022 $145.15 8,494 PJM Capacity Revenue by Delivery Year ($ MM) GenOn 18/19 $489 19/20 $260 20/21 $239 21/22 $450 PJM Capacity Revenue by Calendar Year ($ MM) GenOn 2018 $473 2019 $354 2020 $248 2021 $363 Assumptions: Data as of 5/23/2018 Includes imports Represents merchant wholesale generation

PJM Asset List: Merchant Wholesale Generation

Net Generating Capacity by LDA

RTO (824 MW)

Name	Location	Capacity	Entity	Ownership %
Cheswick	Springdale, PA	565	GenOn	100.00%
Brunot Island	Pittsburgh, PA	259	GenOn	100.00%

ATSI (1,000 MW)

Name	Location	Capacity	Entity	Ownership %
Avon Lake	Avon Lake, OH	648	GenOn	100.00%
Niles	Niles, OH	25	GenOn	100.00%
New Castle	West Pittsburg, PA	328	GenOn	100.00%

EMAAC (654 MW)

Name	Location	Capacity	Entity	Ownership %
Gilbert	Milford, NJ	438	REMA	100.00%
Sayreville	Sayreville, NJ	216	REMA	100.00%

MAAC (2,420 MW)

Name	Location	Capacity	Entity	Ownership %
Blossburg	Blossburg, PA	19	REMA	100.00%
Conemaugh	New Florence, PA	282	REMA	16.45%
Hamilton	East Berlin, PA	20	GenOn	100.00%
Hunterstown CCGT(1)	Gettysburg, PA	810	GenOn	100.00%
Keystone	Shelocta, PA	285	REMA	16.67%
Mountain	Mount Holly Springs, PA	40	REMA	100.00%
Orrtanna	Orrtanna, PA	20	REMA	100.00%
Portland	Portland, PA	169	REMA	100.00%
Shawnee	East Stroudsburg, PA	20	REMA	100.00%
Shawville	Shawville, PA	571	REMA	100.00%
Titus	Birdsboro, PA	30	REMA	100.00%
Tolna	Stewartstown, PA	39	REMA	100.00%
Warren	Warren, PA	57	REMA	100.00%
Hunterstown CTs	Gettysburg, PA	60	REMA	100.00%

PEPCO (4,605)

Name	Location	Capacity	Entity	Ownership %
Chalk Point	Prince Georges County, MD	2,279	GenMa	100.00%
Dickerson	Montgomery County, MD	849	GenMa	100.00%
Morgantown	Charles County, MD	1,477	GenMa	100.00%

Assumptions:
- Data reflects physical location of generating unit; reflects nameplate capacity, including conversions
- Data as of 5/23/2018

(1) Held for sale

GenOn

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